Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Condensed Income Statement
Interest income	$16,113	15,844	15,070	12,538	11,142
Interest expense	2,722	2,334	1,967	1,170	954
Net interest income	13,391	13,510	13,103	11,368	10,188
Provision for loan losses	(105)	(39)	659	224	79
Net interest income after provision	13,496	13,549	12,444	11,144	10,109
Non-interest income	2,772	2,702	2,921	2,791	2,636
Non-interest expense	10,700	9,925	10,317	10,711	9,549
Income before income taxes	5,568	6,326	5,048	3,224	3,196
Provision for income taxes	941	1,133	847	486	483
Net income	$4,627	5,193	4,201	2,738	2,713
Amort/Accret income on acquired loans	$224	229	198	44	96
Amort/Accret expenses on acquired interest-bearing liabilities	$144	149	214	—	—
Tax-equivalent net interest income	$13,536	13,680	13,279	11,549	10,375

Per Share Data
Dividends per share	$0.17	0.17	0.16	0.16	0.16
Basic earnings per common share	$0.35	0.40	0.32	0.25	0.27
Diluted earnings per common share	$0.35	0.40	0.32	0.25	0.27
Book value per share	$16.83	16.47	16.05	15.97	14.80
Tangible book value per share	$12.05	11.67	11.23	11.14	11.47
Weighted average common shares outstanding:
Basic	13,283,634	13,285,386	13,285,203	11,099,485	10,020,611
Diluted	13,287,338	13,290,499	13,290,665	11,105,014	10,028,588
Shares outstanding at period end	13,314,148	13,295,276	13,304,976	13,299,235	10,041,152

Selected Financial Ratios
Return on average assets	1.15%	1.27%	1.03%	0.78%	0.85%
Return on average equity	8.47%	9.55%	7.76%	6.46%	7.33%
Dividend payout ratio	48.57%	42.50%	50.00%	64.00%	59.26%
Net interest margin (tax equivalent)	3.71%	3.69%	3.59%	3.63%	3.59%
Efficiency ratio (tax equivalent)	65.61%	60.58%	63.69%	74.69%	73.39%

Selected Balance Sheet Items
Cash and cash equivalents	$19,527	20,040	19,812	24,901	17,494
Debt and equity securities	264,559	282,813	299,786	311,047	310,009

Loans:
Commercial and industrial	$79,725	77,740	78,002	81,778	37,118
Commercial, secured by real estate	764,424	740,647	704,987	705,978	542,890
Residential real estate	334,227	349,127	347,920	339,435	246,487
Consumer	17,409	17,283	17,505	17,705	17,176
Agricultural	10,900	13,297	13,280	13,390	12,217
Other, including deposit overdrafts	409	450	498	583	506
Deferred net origination costs	40	79	133	229	263
Loans, gross	1,207,134	1,198,623	1,162,325	1,159,098	856,657
Less allowance for loan losses	4,126	4,046	4,016	3,603	3,529
Loans, net	$1,203,008	1,194,577	1,158,309	1,155,495	853,128

Total earning assets	$1,476,862	1,483,166	1,465,787	1,471,923	1,171,447
Total assets	1,632,387	1,636,927	1,620,299	1,631,442	1,288,791
Total deposits	1,347,857	1,300,919	1,371,023	1,380,884	1,123,463

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Selected Balance Sheet Items, continued
Short-term borrowings	0	56,230	0	0	0
Long-term debt	42,982	47,032	23,079	27,085	6,219
Total shareholders’ equity	224,018	218,985	213,515	212,366	148,584
Equity to assets ratio	13.72%	13.38%	13.18%	13.02%	11.53%
Loans to deposits ratio	89.56%	92.14%	84.78%	83.94%	76.25%

Tangible common equity (TCE)	$160,488	155,197	149,398	147,705	114,801
Tangible common assets (TCA)	1,568,857	1,573,139	1,556,182	1,566,781	1,255,008
TCE/TCA	10.23%	9.87%	9.60%	9.43%	9.15%

Selected Average Balance Sheet Items
Cash and cash equivalents	$25,080	20,685	25,920	27,319	21,820
Debt and equity securities	266,081	291,433	304,112	306,366	313,689

Loans	$1,208,809	1,177,061	1,155,846	961,726	853,152
Less allowance for loan losses	4,074	4,016	3,622	4,245	3,401
Net loans	$1,204,735	1,173,045	1,152,224	957,481	849,751

Total earning assets	$1,480,634	1,471,650	1,465,510	1,276,176	1,170,708
Total assets	1,635,416	1,626,029	1,623,016	1,409,698	1,292,375
Total deposits	1,333,529	1,333,673	1,367,950	1,212,104	1,114,979
Short-term borrowings	23,235	36,348	1,833	3,491	14,086
Long-term debt	44,676	25,536	25,757	13,252	2,255
Total shareholders’ equity	221,470	215,739	214,769	170,077	150,058
Equity to assets ratio	13.54%	13.27%	13.23%	12.06%	11.61%
Loans to deposits ratio	90.65%	88.26%	84.49%	79.34%	76.52%

Asset Quality
Net charge-offs (recoveries)	$(185)	(68)	245	150	(47)
Other real estate owned	244	244	35	35	—

Non-accrual loans	2,845	2,951	2,603	4,065	2,744
Loans past due 90 days or more and still accruing	177	149	1	5	146
Total nonperforming loans	$3,022	3,100	2,604	4,070	2,890

Net charge-offs (recoveries) to average loans	(0.06)%	(0.02)%	0.08%	0.06%	(0.02)%
Allowance for loan losses to total loans	0.34%	0.34%	0.35%	0.31%	0.41%
Nonperforming loans to total loans	0.25%	0.26%	0.22%	0.35%	0.34%
Nonperforming assets to total assets	0.20%	0.20%	0.16%	0.25%	0.22%

Assets Under Management
LCNB Corp. total assets	$1,632,387	1,636,927	1,620,299	1,631,442	1,288,791
Trust and investments (fair value)	367,649	337,549	386,582	370,587	359,766
Mortgage loans serviced	89,049	97,685	115,647	114,536	90,630
Cash management	55,981	48,906	36,502	48,369	72,372
Brokerage accounts (fair value)	245,758	233,751	247,175	238,651	230,168
Total assets managed	$2,390,824	2,354,818	2,406,205	2,403,585	2,041,727

Non-GAAP Financial Measures
Net income	$4,627	5,193	4,201	2,738	2,713
Add: merger-related expenses, net of tax	53	148	274	710	621
Adjusted net income	$4,680	5,341	4,475	3,448	3,334
Basic adjusted earnings per share	0.36	0.41	0.34	0.31	0.33
Diluted adjusted earnings per share	0.36	0.41	0.34	0.31	0.33
Adjusted return on average assets	1.16%	1.30%	1.09%	0.98%	1.05%
Adjusted return on average equity	8.57%	9.82%	8.27%	8.13%	9.01%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2019 (Unaudited)	December 31, 2018
ASSETS:
Cash and due from banks	$14,358	18,310
Interest-bearing demand deposits	5,169	1,730
Total cash and cash equivalents	19,527	20,040
Interest-bearing time deposits	747	996
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,185	2,078
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	217,668	238,421
Debt securities, held-to-maturity, at cost	32,363	29,721
Federal Reserve Bank stock, at cost	4,652	4,653
Federal Home Loan Bank stock, at cost	4,845	4,845
Loans, net	1,203,008	1,194,577
Premises and equipment, net	32,548	32,627
Operating leases right of use asset	5,348	—
Goodwill	59,221	59,221
Core deposit and other intangibles	4,760	5,042
Bank owned life insurance	28,905	28,723
Other assets	14,511	13,884
TOTAL ASSETS	$1,632,387	1,636,927

LIABILITIES:
Deposits:
Noninterest-bearing	$330,324	322,571
Interest-bearing	1,017,533	978,348
Total deposits	1,347,857	1,300,919
Short-term borrowings	—	56,230
Long-term debt	42,982	47,032
Operating leases liability	5,289	—
Accrued interest and other liabilities	12,241	13,761
TOTAL LIABILITIES	1,408,369	1,417,942

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at March 31, 2019 and December 31, 2018; issued 14,089,175 and 14,070,303 shares at March 31, 2019 and December 31, 2018, respectively	141,349	141,170
Retained earnings	96,912	94,547
Treasury shares at cost, 775,027 at March 31, 2019 and December 31, 2018	(12,013)	(12,013)
Accumulated other comprehensive loss, net of taxes	(2,230)	(4,719)
TOTAL SHAREHOLDERS' EQUITY	224,018	218,985
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,632,387	1,636,927

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
INTEREST INCOME:
Interest and fees on loans	$14,538	9,413
Dividends on equity securities with a readily determinable fair value	17	15
Dividends on equity securities without a readily determinable fair value	16	7
Interest on debt securities, taxable	869	931
Interest on debt securities, non-taxable	544	704
Other short-term investments	129	72
TOTAL INTEREST INCOME	16,113	11,142
INTEREST EXPENSE:
Interest on deposits	2,286	871
Interest on short-term borrowings	219	69
Interest on long-term debt	217	14
TOTAL INTEREST EXPENSE	2,722	954
NET INTEREST INCOME	13,391	10,188
PROVISION FOR LOAN LOSSES	(105)	79
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,496	10,109
NON-INTEREST INCOME:
Fiduciary income	1,034	964
Service charges and fees on deposit accounts	1,308	1,305
Net gains (losses) on sales of debt securities	(18)	—
Bank owned life insurance income	182	186
Gains from sales of loans	29	22
Other operating income	237	159
TOTAL NON-INTEREST INCOME	2,772	2,636
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,162	4,977
Equipment expenses	266	253
Occupancy expense, net	763	727
State financial institutions tax	438	303
Marketing	302	132
Amortization of intangibles	257	185
FDIC insurance premiums	126	99
Contracted services	464	315
Other real estate owned	3	2
Merger-related expenses	67	758
Other non-interest expense	1,852	1,798
TOTAL NON-INTEREST EXPENSE	10,700	9,549
INCOME BEFORE INCOME TAXES	5,568	3,196
PROVISION FOR INCOME TAXES	941	483
NET INCOME	$4,627	2,713

Dividends declared per common share	$0.17	0.16
Earnings per common share:
Basic	0.35	0.27
Diluted	0.35	0.27
Weighted average common shares outstanding:
Basic	13,283,634	10,020,611
Diluted	13,287,338	10,028,588

Contacts
LCNB Corp.
Steve P. Foster, CEO, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK